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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Innofone.com, Incorporated (the "Registrant") on Form 10-KSB for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, we, Alex Lightman, President and Chief Executive Officer, and Peter Maddocks, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

         (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.






Date: October 14, 2005                By:  /s/ Alex Lightman
                                           -------------------------------------
                                           Alex Lightman
                                           Chief Executive Officer and President





Date: October 14, 2005                By:  /s/ Peter Maddocks
                                           -------------------------------------
                                           Peter Maddocks
                                           Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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